Exhibit 99.1

November 8, 2011

To Holders of Tube City IMS Corporation’s

9  3/4 % Senior Subordinated Notes due 2015

As required by Section 4.02(1) of the Indenture for the Tube City IMS Corporation 9  3/4 % Senior Subordinated Notes due 2015, we are supplying the following information:

1)	The Form 10-Q of TMS International Corp., our parent company, for the period ending September 30, 2011; and

2)	Reconciling financial statements providing details of the balances and adjustments necessary to reconcile from the TMS International Corp. results to the results of Tube City IMS Corporation.

The reconciling financial statements include explanatory notes which discuss the relationship between the entities and the adjustments involved.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF OPERATIONS

(In thousands of dollars, except share and per share data)

	Third quarter ended September 30, 2011
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Revenue:
Revenue from sale of materials	$588,218	$—	$588,218
Service revenue	120,996	—	120,996

Total revenue	709,214	—	709,214

Costs and expenses:
Cost of raw materials shipments	569,911	—	569,911
Site operating costs	90,963	—	90,963
Selling, general and administrative expenses	14,011	—	14,011
Share based compensation associated with initial public offering	—	—	—
Provision for transition agreement	745	—	745
Depreciation	11,856	—	11,856
Amortization	3,068	—	3,068

Total costs and expenses	690,554	—	690,554

Income from operations	18,660	—	18,660
Interest expense, net	(7,792)	—	(7,792)

Income before income taxes	10,868	—	10,868

Income tax expense	(4,497)	7	(4,490)

Net income	6,371	7	6,378

Net loss attributable to noncontrolling interest	134	—	134
Accretion of Preferred Stock Dividends	—	—	—

Income applicable to common shares	$6,505	$7	$6,512

Net Income per common share:
Basic	$0.17		$7.13
Diluted	$0.17		$7.13

Average common shares outstanding:
Basic	39,255,973		913,260
Diluted	39,255,973		913,260

The accompanying notes are an integral part of these reconciling financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF OPERATIONS

(In thousands of dollars, except share and per share data)

	Third quarter ended September 30, 2010
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Revenue:
Revenue from sale of materials	$376,096	$—	$376,096
Service revenue	101,888	—	101,888

Total revenue	477,984	—	477,984

Costs and expenses:
Cost of raw materials shipments	361,422	—	361,422
Site operating costs	73,472	—	73,472
Selling, general and administrative expenses	12,935	—	12,935
Share based compensation associated with initial public offering	—	—	—
Provision for transition agreement	—	—	—
Depreciation	12,059	—	12,059
Amortization	3,044	—	3,044

Total costs and expenses	462,932	—	462,932

Income from operations	15,052	—	15,052
Interest expense, net	(9,523)	1,653	(7,870)

Income before income taxes	5,529	1,653	7,182

Income tax expense	(3,483)	(745)	(4,228)

Net income	2,046	908	2,954

Net loss attributable to noncontrolling interest	—	—	—
Accretion of Preferred Stock Dividends	(5,807)	5,807	—

Net (Loss) income applicable to common shares	$(3,761)	$6,715	$2,954

Net (Loss) income per common share:
Basic	$(0.76)		$3.23
Diluted	$(0.76)		$3.23

Average common shares outstanding:
Basic	4,943,992		913,260
Diluted	4,943,992		913,260

The accompanying notes are an integral part of these reconciling financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF OPERATIONS

(In thousands of dollars, except share and per share data)

	Nine months ended September 30, 2011
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Revenue:
Revenue from sale of materials	$1,691,391	$—	$1,691,391
Service revenue	352,534	—	352,534

Total revenue	2,043,925	—	2,043,925

Costs and expenses:
Cost of raw materials shipments	1,632,369	—	1,632,369
Site operating costs	265,160	—	265,160
Selling, general and administrative expenses	44,012	(1)	44,011
Share based compensation associated with initial public offering	1,304	—	1,304
Provision for transition agreement	745	—	745
Depreciation	35,424	—	35,424
Amortization	9,202	—	9,202

Total costs and expenses	1,988,216	(1)	1,988,215

Income from operations	55,709	1	55,710
Interest expense, net	(24,376)	1,026	(23,350)

Income before income taxes	31,333	1,027	32,360

Income tax expense	(13,044)	(383)	(13,427)

Net income	18,289	644	18,933

Net loss attributable to noncontrolling interest	194	—	—
Accretion of Preferred Stock Dividends	(7,156)	7,156	—

Income applicable to common shares	$11,327	$7,800	$18,933

Net Income per common share:
Basic	$0.43		$20.73
Diluted	$0.43		$20.73

Average common shares outstanding:
Basic	26,290,157		913,260
Diluted	26,295,801		913,260

The accompanying notes are an integral part of these reconciling financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF OPERATIONS

(In thousands of dollars, except share and per share data)

	Nine months ended September 30, 2010
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Revenue:
Revenue from sale of materials	$1,278,561	$—	$1,278,561
Service revenue	297,943	—	297,943

Total revenue	1,576,504	—	1,576,504

Costs and expenses:
Cost of raw materials shipments	1,230,206	—	1,230,206
Site operating costs	215,512	—	215,512
Selling, general and administrative expenses	40,059	(2)	40,057
Share based compensation associated with initial public offering	—	—	—
Provision for transition agreement	—	—	—
Depreciation	37,281	—	37,281
Amortization	9,133	—	9,133

Total costs and expenses	1,532,191	(2)	1,532,189

Income from operations	44,313	2	44,315
Interest expense, net	(30,848)	5,603	(25,245)

Income before income taxes	13,465	5,605	19,070

Income tax expense	(8,843)	(1,863)	(10,706)

Net income	4,622	3,742	8,364

Net loss attributable to noncontrolling interest	—	—	—
Accretion of Preferred Stock Dividends	(16,897)	16,897	—

Net (Loss) income applicable to common shares	$(12,275)	$20,639	$8,364

Net (Loss) income per common share:
Basic	$(2.48)		$9.16
Diluted	$(2.48)		$9.16

Average common shares outstanding:
Basic	4,944,261		913,260
Diluted	4,944,261		913,260

The accompanying notes are an integral part of these reconciling financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING BALANCE SHEETS

(In thousands of dollars, except share and per share data)

	September 30, 2011
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$98,828	$(65,307)	$33,521
Accounts receivable, net of allowance for doubtful accounts of $2,330	325,826	—	325,826
Inventories	62,338	—	62,338
Prepaid and other current assets	22,081	—	22,081
Deferred tax asset	6,335	—	6,335

Total current assets	515,408	(65,307)	450,101

Property, plant and equipment, net	146,841	—	146,841
Deferred financing costs, net of accumulated amortization of $11,130	6,534	—	6,534
Goodwill	242,472	—	242,472
Other intangibles, net of accumulated amortization of $56,374	156,585	—	156,585
Other noncurrent assets	3,233	2	3,235

Total assets	$1,071,073	$(65,305)	$1,005,768

Liabilities, Redeemable Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$245,619	$—	$245,619
Accounts payable overdraft	47,430	—	47,430
Salaries, wages and related benefits	25,595	—	25,595
Accrued expenses	20,019	(81)	19,938
Revolving bank borrowings	3,511	—	3,511
Current portion of long-term debt	3,141	—	3,141

Total current liabilities	345,315	(81)	345,234

Long-term debt	380,005	—	380,005
Indebtedness to related parties	—	—	—
Deferred tax liability	52,808	76	52,884
Other noncurrent liabilities	18,501	5,616	24,117

Total liabilities	796,629	5,611	802,240

Redeemable preferred stock:
TMS International Corp. redeemable, convertible preferred stock, 50,000 shares authorized with 22,000 shares designated as Classs A; $0.001 par value per share; 0 shares issued and outstanding	—	—	—
Stockholders’ equity:
Tube City IMS Corporation Common stock, 913,260 shares issued and outstanding ; par value $.001 per share; 2,500,000 shares authorized	—	1	1
TMS International Corp. Class A common stock; 200,000,000 shares authorized, $0.001 par value per share; 12,880,000 shares issued and outstanding	13	(13)	—
TMS International Corp. Class B common stock; 30,000,000 shares authorized, $0.001 par value per share; 26,375,973 shares issued and outstanding	26	(26)	—
Capital in excess of par value	434,519	(166,381)	268,138
Accumulated deficit	(154,381)	95,503	(58,878)
Accumulated other comprehensive income	(6,718)	—	(6,718)

Total TMS International Corp./Tube City IMS Corp. stockholders’ equity	273,459	(70,916)	202,543
Noncontrolling interest	985	—	985

Total stockholders’ equity	274,444	(70,916)	203,528

Total liabilities, redeemable preferred stock and stockholders’ equity	$1,071,073	$(65,305)	$1,005,768

The accompanying notes are an integral part of these condensed consolidated financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING BALANCE SHEETS

(In thousands of dollars, except share and per share data)

	December 31, 2010
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$49,492	$—	$49,492
Accounts receivable, net of allowance for doubtful accounts of $2,125	207,147	—	207,147
Inventories	38,664	—	38,664
Prepaid and other current assets	19,562	—	19,562
Deferred tax asset	6,702	—	6,702

Total current assets	321,567	—	321,567

Property, plant and equipment, net	138,540	—	138,540
Deferred financing costs, net of accumulated amortization of $9,280	8,384	—	8,384
Goodwill	242,148	—	242,148
Other intangibles, net of accumulated amortization of $47,232	165,295	—	165,295
Other noncurrent assets	2,971	—	2,971

Total assets	$878,905	$—	$878,905

Liabilities, Redeemable Preferred Stock and Stockholders’ (Deficit) Equity
Current liabilities:
Accounts payable	$177,668	$—	$177,668
Accounts payable overdraft	25,802	—	25,802
Salaries, wages and related benefits	28,934	—	28,934
Accrued expenses	30,834	(809)	30,025
Revolving bank borrowings	304	—	304
Current portion of long-term debt	3,185	—	3,185

Total current liabilities	266,727	(809)	265,918

Long-term debt	380,997	—	380,997
Indebtedness to related parties	42,155	(42,155)	—
Deferred tax liability	42,932	1,982	44,914
Other noncurrent liabilities	20,203	3,242	23,445

Total liabilities	753,014	(37,740)	715,274

Redeemable preferred stock:
TMS International Corp. redeemable, convertible preferred stock, 50,000 shares authorized with 25,000 shares designated as Classs A; $0.001 par value per share; 21,883 shares issued and outstanding, liquidation preference of $296,844, accumulated and unpaid dividend of $80,203	296,844	(296,844)	—
Stockholders’ (deficit) equity:
Tube City IMS Corporation Common stock, 913,260 shares issued and outstanding ; par value $.001 per share; 2,500,000 shares authorized	—	1	1
TMS International Corp. Class A common stock; 200,000,000 shares authorized, $0.001 par value per share; no shares issued and outstanding	—	—	—
TMS International Corp. Class B common stock; 30,000,000 shares authorized, $0.001 par value per share; 4,943,992 shares issued and outstanding	—	—	—
Capital in excess of par value	—	246,871	246,871
Accumulated deficit	(165,717)	87,712	(78,005)
Accumulated other comprehensive income	(5,502)	—	(5,502)

Total TMS International Corp./Tube City IMS Corp. stockholders’ (deficit) equity	(171,219)	334,584	163,365
Noncontrolling interest	266	—	266

Total stockholders’ (deficit) equity	(170,953)	334,584	163,631

Total liabilities, redeemable preferred stock and stockholders’ (deficit) equity	$878,905	$—	$878,905

The accompanying notes are an integral part of these condensed consolidated financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF CASH FLOWS

(In thousands of dollars)

	Nine months ended September 30, 2011
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Cash flows from operating activities:
Net Income	$18,289	$644	$18,933
Adjustments to reconcile Net Income to net cash (used in) operating activities:
Depreciation and Amortization	44,626	—	44,626
Amortization of deferred financing costs	1,850	—	1,850
Deferred income tax	11,789	383	12,172
Provision for bad debts	412	—	412
Loss (gain) on the disposal of equipment	44	—	44
Non-cash share-based compensation cost	1,909	—	1,909
Increase (decrease) from changes in:			—
Accounts receivable	(119,091)	—	(119,091)
Inventories	(23,674)	—	(23,674)
Prepaid and other current assets	2,182	—	2,182
Other noncurrent assets	295	—	295
Accounts payable and accounts payable overdraft	89,579	—	89,579
Accrued expenses	(11,030)	(2,738)	(13,768)
Other noncurrent liabilities	(589)	—	(589)
Other, net	(2,529)	84	(2,445)

Net cash (used in) operating activities	$14,062	$(1,627)	$12,435

Cash flows from investing activities:
Capital expenditures	(51,703)	—	(51,703)
Proceeds from sale of equipment	520	—	520
Acquisition	(50)	—	(50)
Contingent payment for acquired business	(337)	—	(337)
Cash flows related to IU International, net	(284)	—	(284)

Net cash used in investing activities	(51,854)	—	(51,854)

Cash flows from financing activities:
Revolving credit facility borrowing (repayments), net	3,259	—	3,259
IPO proceeds/capital contribution	128,657	(105,835)	22,822
Repayment of debt	(45,277)	42,155	(3,122)
Contributions from noncontrolling interests	979	—	979

Net cash used for financing activities	87,618	(63,680)	23,938

Effect of exchange rate changes on cash & equivalents	(490)	—	(490)

Cash and cash equivalents:
Net increase in cash	49,336	(65,307)	(15,971)
Cash at beginning of period	49,492	—	49,492

Cash at end of period	$98,828	$(65,307)	$33,521

The accompanying notes are an integral part of these condensed consolidated financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF CASH FLOWS

(In thousands of dollars)

	Nine months ended September 30, 2010
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Cash flows from operating activities:
Net Income	$4,622	$3,742	$8,364
Adjustments to reconcile Net Income to net cash provided by operating activities:
Depreciation and Amortization	46,414	—	46,414
Amortization of deferred financing costs	1,851	—	1,851
Deferred income tax	5,007	(1,318)	3,689
Provision for bad debts	91	—	91
Loss (gain) on the disposal of equipment	(752)	—	(752)
Non-cash share-based compensation cost	22	—	22
Increase (decrease) from changes in:			—
Accounts receivable	(58,804)	—	(58,804)
Inventories	(1,743)	—	(1,743)
Prepaid and other current assets	(4,152)	—	(4,152)
Other noncurrent assets	34	—	34
Accounts payable and accounts payable overdraft	36,918	—	36,918
Accrued expenses	7,253	(2,758)	4,495
Other non current liabilities	147	3,280	3,427
Other, net	(167)		(167)

Net cash provided by in operating activities	$36,741	$2,946	$39,687

Cash flows from investing activities:
Capital expenditures	(30,537)	—	(30,537)
Proceeds from sale of equipment	1,247	—	1,247
Acquisition	(495)	—	(495)
Amount returned from escrow related to prior acquisition	1,712	—	1,712
Contingent payment for acquired business	(339)	—	(339)
Cash flows related to IU International, net	(302)	—	(302)

Net cash used in investing activities	(28,714)	—	(28,714)

Cash flows from financing activities:
Revolving credit facility borrowing (repayments), net	(3,766)	—	(3,766)
Repayment of debt	(23,993)	20,424	(3,569)
Contributions from noncontrolling interest	266		266

Net cash (used for) provided by financing activities	(27,493)	20,424	(7,069)

Effect of exchange rate changes on cash & equivalents	84	—	84

Cash and cash equivalents:
Net increase (decrease) in cash	(19,382)	23,370	3,988
Cash at beginning of period	29,814	(23,370)	6,444

Cash at end of period	$10,432	$—	$10,432

The accompanying notes are an integral part of these condensed consolidated financial statements.

Notes to Reconciling Financial Statements.

Note 1—Basis of Presentation

The reconciling financial statements have been prepared for the purpose of reconciling the balances and activities of TMS International Corp. with those of Tube City IMS Corporation, an indirect wholly owned subsidiary thereof. The statements should be read in conjunction with the Quarterly Report on Form 10-Q of TMS International Corp. for the period ended September 30, 2011. These statements are not prepared in accordance with generally accepted accounting principles and are furnished solely for the purpose of reconciling the financial statements of TMS International Corp. to the financial statements of Tube City IMS Corporation as of and for the quarter and nine months ending September 30, 2011. Operating results for the quarter and nine months ending September 30, 2011 and 2010 are not necessarily indicative of the results that may be expected for future periods.

On April 19, 2011, TMS International Corp. completed an initial public offering of its class A common stock. In connection with this offering, TMS International Corp. amended and restated its certificate of incorporation to create two classes of common stock; class A common stock and class B common stock. TMS International Corp. also effectuated a 207.4307-for-one stock split on April 13, 2011 for its class B common shares, the effect of which has been applied retroactively in these consolidated financial statements.

The chart below provides details of the organizational structure of TMS International Corp. and its subsidiaries immediately after giving effect to the offering (including the underwriters’ overallotment option):

Onex Corporation and its affiliates beneficially own approximately 84.8% of the aggregate voting power of our outstanding common stock.

A portion of the net offering proceeds to TMS International Corp. was used to pay off all amounts outstanding under the series 2008 promissory notes, which were an obligation of TMS International Corp., and $13.8 million was contributed as equity to Tube City IMS Corporation. The remaining proceeds were used or remain at TMS International Corp. for general corporate purposes.

Note 2—Reconciling Balances and Adjustments

Series 2008 Promissory Notes

Prior to their repayment in connection with the initial public offering, the series 2008 promissory notes were an unsecured obligation of TMS International Corp. that were subordinated in right to payment to all existing and future senior indebtedness. The holders of the series 2008 promissory notes were also owners, or affiliates of owners of TMS International Corp.’s common stock. The series 2008 promissory notes are therefore reported as indebtedness to related parties. The series 2008 promissory notes were an obligation only of TMS International Corp. and were not an obligation of Tube City IMS Corporation.

TMS International Corp. Series A Preferred Stock

TMS International Corp. was initially capitalized via the sale of units which consisted of one share of common stock and one share of series A preferred stock with an initial liquidation value of $9,900 per share. The series A preferred stock carried an accumulating divided of 8%. The funds generated in the initial capitalization of TMS International Corp. were used to acquire the common stock of Tube City IMS Corporation. Tube City IMS Corporation has only common stock and no preferred stock.

In reconciling from TMS International Corp. to Tube City IMS Corporation, the effects of the preferred stock, including the accretion of accumulated and unpaid dividends thereon, are reversed.

All shares of the TMS International Corp. series A preferred stock were converted into shares of TMS International Corp. class B common stock in connection with the initial public offering.

Related Tax Effects

The remaining reconciling adjustments relate to the tax effects of the different entities. The adjustments include recording a $5.6 million liability on the financial statements of Tube City IMS Corporation at September 30, 2011 based on the use of certain tax benefits of TMS International Corp pursuant to a tax sharing arrangement.